UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

LMP CAPITAL AND INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2011

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited)

September 30, 2011

SECURITY	SHARES	VALUE
COMMON STOCKS — 72.8%
CONSUMER STAPLES — 1.5%
Household Products — 1.5%
Kimberly-Clark Corp.	72,000	$5,112,720	(a)
ENERGY — 7.1%
Energy Equipment & Services — 1.5%
Diamond Offshore Drilling Inc.	93,020	5,091,915	(a)
Oil, Gas & Consumable Fuels — 5.6%
Sandridge Mississippian Trust I	45,000	1,012,050	(a)
SandRidge Permian Trust	280,000	4,718,000	*
Total SA, ADR	288,000	12,634,560	(a)
Total Oil, Gas & Consumable Fuels		18,364,610
TOTAL ENERGY		23,456,525
FINANCIALS — 28.4%
Capital Markets — 1.0%
Medley Capital Corp.	341,000	3,437,280	(a)
Real Estate Investment Trusts (REITs) — 21.7%
Annaly Capital Management Inc.	750,000	12,472,500	(a)
Campus Crest Communities Inc.	155,000	1,686,400	(a)
Chimera Investment Corp.	3,954,970	10,955,267
Cogdell Spencer Inc.	320,000	1,206,400
CommonWealth REIT	93,000	1,764,210	(a)
DCT Industrial Trust Inc.	412,000	1,808,680
Dundee Real Estate Investment Trust	44,000	1,333,982	(a)
Entertainment Properties Trust	41,000	1,598,180	(a)
Excel Trust Inc.	158,000	1,519,960	(a)
First Potomac Realty Trust	63,000	785,610	(a)
Hatteras Financial Corp.	273,000	6,868,680	(a)
HCP Inc.	63,000	2,208,780	(a)
Health Care REIT Inc.	27,000	1,263,600	(a)
Highwoods Properties Inc.	43,000	1,215,180	(a)
Hospitality Properties Trust	119,000	2,526,370	(a)
Inland Real Estate Corp.	271,000	1,978,300	(a)
Kilroy Realty Corp.	24,000	751,200	(a)
Liberty Property Trust	65,000	1,892,150	(a)
Mack-Cali Realty Corp.	58,000	1,551,500	(a)
National Retail Properties Inc.	106,000	2,848,220	(a)
OMEGA Healthcare Investors Inc.	90,000	1,433,700	(a)
Primaris Retail Real Estate Investment Trust	46,000	899,895	(a)
Ramco-Gershenson Properties Trust	132,000	1,082,400	(a)
Regency Centers Corp.	22,000	777,260	(a)
Senior Housing Properties Trust	50,000	1,077,000	(a)
Starwood Property Trust Inc.	190,000	3,260,400	(a)
Urstadt Biddle Properties, Class A Shares	118,000	1,884,460	(a)
Westfield Group	439,000	3,250,245	(a)(b)
Total Real Estate Investment Trusts (REITs)		71,900,529
Thrifts & Mortgage Finance — 5.7%
First Niagara Financial Group Inc.	990,000	9,058,500	(a)
New York Community Bancorp Inc.	823,000	9,793,700	(a)
Total Thrifts & Mortgage Finance		18,852,200
TOTAL FINANCIALS		94,190,009
HEALTH CARE — 4.5%
Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	288,000	9,037,440	(a)
GlaxoSmithKline PLC, ADR	143,900	5,941,631	(a)
TOTAL HEALTH CARE		14,979,071
INDUSTRIALS — 2.4%
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	40,000	2,905,600	(a)
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership	43	27,735	(b)(c)

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	SHARES	VALUE
Trading Companies & Distributors — 1.5%
TAL International Group Inc.	198,000	$4,938,120	(a)
TOTAL INDUSTRIALS		7,871,455
INFORMATION TECHNOLOGY — 1.0%
Computers & Peripherals — 1.0%
Seagate Technology PLC	332,900	3,422,212
TELECOMMUNICATION SERVICES — 20.7%
Diversified Telecommunication Services — 16.0%
AT&T Inc.	372,510	10,623,985	(a)
CenturyLink Inc.	250,000	8,280,000	(a)
France Telecom SA, ADR	675,000	11,049,750	(a)
Frontier Communications Corp.	750,000	4,582,500	(a)
Verizon Communications Inc.	220,000	8,096,000	(a)
Windstream Corp.	900,000	10,494,000	(a)
Total Diversified Telecommunication Services		53,126,235
Wireless Telecommunication Services — 4.7%
Vodafone Group PLC, ADR	600,000	15,390,000	(a)
TOTAL TELECOMMUNICATION SERVICES		68,516,235
UTILITIES — 7.2%
Electric Utilities — 2.2%
UIL Holdings Corp.	215,637	7,100,926	(a)
Multi-Utilities — 5.0%
Integrys Energy Group Inc.	251,000	12,203,620	(a)
National Grid PLC	445,000	4,412,208	(a)(b)
Total Multi-Utilities		16,615,828
TOTAL UTILITIES		23,716,754
TOTAL COMMON STOCKS (Cost — $270,988,299)		241,264,981

	RATE
CONVERTIBLE PREFERRED STOCKS — 12.7%
ENERGY — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Apache Corp.	6.000%	80,120	4,099,741	(a)
FINANCIALS — 3.1%
Diversified Financial Services — 0.9%
CalEnergy Capital Trust III	6.500%	60,000	3,015,000	(a)
Insurance — 0.7%
Metlife Inc.	5.000%	39,000	2,205,840	(a)
Real Estate Investment Trusts (REITs) — 1.5%
Health Care Reit Inc.	6.500%	110,000	5,093,000	(a)
TOTAL FINANCIALS			10,313,840
UTILITIES — 8.4%
Electric Utilities — 8.4%
Great Plains Energy Inc.	12.000%	154,940	9,296,400	(a)
NextEra Energy Inc.	7.000%	230,010	11,477,499	(a)
PPL Corp.	9.500%	125,000	6,925,000	(a)
TOTAL UTILITIES			27,698,899
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $43,472,301)			42,112,480
PREFERRED STOCKS — 2.9%
FINANCIALS — 2.9%
Real Estate Investment Trusts (REITs) — 2.9%
Ashford Hospitality Trust	9.000%	33,661	810,557	(a)
BioMed Realty Trust Inc., Series A	7.375%	62,000	1,541,320	(a)
CBL & Associates Properties Inc.	7.375%	64,000	1,476,480	(a)
Glimcher Realty Trust	8.125%	43,353	1,023,131	(a)
Kimco Realty Corp., Series G	7.750%	20,567	526,515	(a)
LaSalle Hotel Properties, Cumulative Redeemable, Series G	7.250%	12,845	311,234	(a)
Pebblebrook Hotel Trust, Series A	7.875%	31,112	766,289	(a)

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	SHARES	VALUE
Real Estate Investment Trusts (REITs) — (continued)
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%	91,000	$2,069,340	(a)
Urstadt Biddle Properties Inc., Cumulative, Series C	8.500%	6,838	716,383	(a)
Vornado Realty Trust, Cumulative Redeemable, Series G	6.625%	9,241	231,302	(a)
TOTAL PREFERRED STOCKS (Cost — $9,939,760)			9,472,551

		MATURITY DATE	FACE AMOUNT
ASSET-BACKED SECURITIES — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.410%	1/25/34	$281,257	52,809	(d)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.485%	6/25/34	126,652	35,472	(d)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(c)(e)(f)
Fremont Home Loan Trust, 2004-1 M5	1.885%	2/25/34	117,013	56,818	(d)
GSAMP Trust, 2004-OPT M3	1.385%	11/25/34	226,942	85,721	(d)
MASTR Specialized Loan Trust, 2007-2 A	0.585%	5/25/37	376,062	117,896	(d)(e)
RAAC Series, 2007-RP3 A	0.615%	10/25/46	421,768	212,120	(d)(e)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.135%	3/25/34	389,160	162,419	(d)
Sail Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(c)(e)(f)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(c)(e)(f)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,958,551)				723,258
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
Bear Stearns ARM Trust, 2005-12 24A1	5.575%	2/25/36	101,762	66,215	(d)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.445%	7/25/41	93,191	13,122	(d)
Government National Mortgage Association (GNMA), 2011-81 SA, IO	5.170%	6/20/41	97,616	15,592	(d)
MASTR ARM Trust, 2003-3 3A4	2.216%	9/25/33	645,113	548,323	(d)
Merit Securities Corp., 11PA B2	1.737%	9/28/32	118,704	115,773	(d)(e)
MLCC Mortgage Investors Inc., 2004-A B2	1.155%	4/25/29	234,932	94,610	(d)
MLCC Mortgage Investors Inc., 2004-B B2	1.555%	5/25/29	362,751	254,630	(d)
RBS Greenwich Capital, Mortgage Pass-Through Certificates, 2005-A 5A	7.000%	4/25/35	821,765	604,435
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.159%	7/25/37	120,513	112,640	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.153%	7/25/37	123,939	121,039	(d)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.232%	6/25/46	557,447	239,178	(d)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.665%	6/25/37	546,860	282,023	(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $3,168,170)				2,467,580
CORPORATE BONDS & NOTES — 6.6%
FINANCIALS — 4.9%
Diversified Financial Services — 2.7%
JPMorgan Chase & Co., Junior Subordinated Notes	7.900%	4/30/18	5,000,000	5,166,875	(a)(d)(g)
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	4,000,000	3,824,284	(d)
Total Diversified Financial Services				8,991,159
Insurance — 2.2%
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	8,000,000	7,131,104	(a)
TOTAL FINANCIALS				16,122,263
UTILITIES — 1.7%
Electric Utilities — 1.7%
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.350%	10/1/66	2,000,000	1,922,010	(a)(d)
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.650%	6/15/67	4,000,000	3,889,520	(a)(d)
TOTAL UTILITIES				5,811,530
TOTAL CORPORATE BONDS & NOTES (Cost — $22,599,144)				21,933,793

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS — 0.0%
California — 0.0%
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	$10,000	$10,819
Illinois — 0.0%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	10,000	10,938
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	10,000	11,025
Total Illinois				21,963
Nevada — 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	10,000	10,344
TOTAL MUNICIPAL BONDS (Cost — $37,985)				43,126

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings (Cost - $0)		4/28/14	215	2	*(b)(c)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $352,164,210)				318,017,771

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS — 4.1%
Repurchase Agreements — 4.1%
Interest in $200,000,000 joint tri-party repurchase agreement dated 9/30/11 with RBS Securities Inc.; Proceeds at maturity - $13,509,079; (Fully collateralized by U.S. government obligations, 6.000% due 2/15/26 ; Market value - $13,779,637) (Cost - $13,509,000)	0.070%	10/3/11	$13,509,000	13,509,000
TOTAL INVESTMENTS — 100.0% (Cost — $365,673,210#)				331,526,771

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	The coupon payment on these securities is currently in default as of September 30, 2011.
(g)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ADR	- American Depositary Receipts
	ARM	- Adjustable Rate Mortgage
	IO	- Interest Only
	REIT	- Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Financials	$90,939,764	$3,250,245	—	94,190,009
Industrials	7,843,720	—	$27,735	$7,871,455
Utilities	19,304,546	$4,412,208	—	23,716,754
Other common stocks	115,486,763	—	—	115,486,763
Convertible preferred stocks:
Financials	7,298,840	3,015,000	—	10,313,840
Other convertible preferred stocks	31,798,640	—	—	31,798,640
Preferred stocks	9,472,551	—	—	9,472,551
Asset-backed securities	—	723,258	—	723,258
Collateralized mortgage obligations	—	2,467,580	—	2,467,580
Corporate bonds & notes	—	21,933,793	—	21,933,793
Municipal bonds	—	43,126	—	43,126
Warrants	—	—	2	2
Total long-term investments	$282,144,824	$35,845,210	$27,737	$318,017,771
Short-term investments†	—	13,509,000	—	13,509,000
Total investments	$282,144,824	$49,354,210	$27,737	$331,526,771

†See Schedule of Investments for additional detailed categorizations.

For the period ended September 30, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out of Level 1 and Level 2 measurements during the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COMMON STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2010	$19,352	$2	$19,354
Accrued premiums/discounts	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(1)	8,383	—	8,383
Net purchases (sales)	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of September 30, 2011	$27,735	$2	$27,737
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(1)	$8,383	—	$8,383

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option

Notes to Schedule of Investments (unaudited) (continued)

written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures Contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential

Notes to Schedule of Investments (unaudited) (continued)

payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total Return Swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other

Notes to Schedule of Investments (unaudited) (continued)

things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund did not have any open derivative transactions.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,507,549
Gross unrealized depreciation	(41,653,988)
Net unrealized depreciation	$(34,146,439)

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	17	$7,960
Options written	63	9,983
Options closed	(68)	(17,045)
Options expired	(12)	(898)
Written options, outstanding as of September 30, 2011	—	—

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At September 30, 2011, the Fund did not have any derivative instruments outstanding.

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$930
Written options†	942
Futures contracts (to buy) †	2,211,387
Futures contracts (to sell) †	6,446,830

Average notional balance
Credit default swap contracts (to buy protection) †	48,000
Credit default swap contracts (to sell protection) †	32,000
Total return swap contracts†	121,750
†At September 30, 2011, there were no open positions held in this derivative.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Capital and Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	November 22, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	November 22, 2011